UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

August 23, 2017

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	Results of Operations and Financial Condition

The information in this Item 2.02 of Form 8-K, including the accompanying exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On August 23, 2017, American Eagle Outfitters, Inc. (the “Company”) issued a press release announcing, among other things, the Company’s financial results for the second quarter ended July 29, 2017. A copy of this press release is attached hereto as Exhibit 99.1. The Company’s Management team held a conference call on August 23, 2017 at 9:00 a.m. Eastern Time to review the aforementioned financial results. A replay of the conference call will be available beginning August 23, 2017 at 12:00 p.m. Eastern Time through August 30, 2017. To listen to the replay, dial 1-844-512-2921, or internationally dial 1-412-317-6671, and reference confirmation code 13652042. An audio replay of the conference call will also be available at http://investors.ae.com. A copy of the conference call transcript is attached hereto as Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release dated August 23, 2017 announcing second quarter 2017 financial results

99.2*	Conference Call Transcript dated August 23, 2017

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC. (Registrant)

Date: August 29, 2017	By:	/s/ Scott Hurd
Scott Hurd
Senior Vice President, Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated August 23, 2017 announcing second quarter 2017 financial results

99.2*	Conference Call Transcript dated August 23, 2017

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.